Exhibit 10.8

AMERIQUEST TRANSPORTATION SERVICES, INC.

NON-EMPLOYEE DIRECTOR STOCK PURCHASE PLAN 2011

The Board of Directors of AmeriQuest Transportation Services, Inc. (the “Company”) has adopted this Non-Employee Director Stock Purchase Plan 2011 (the “Plan”) to enable individuals who serve as non-employee directors of the Company (the “Directors”), through the retention by the Company of fees paid to such Directors for services as directors, to purchase shares of the Company’s common stock, $0.0005 par value per share (the “Common Stock”).  The purpose of the Plan is to benefit the Company’s growth and success and to enable the Company to continue to attract highly qualified persons to serve as Directors.  The provisions of the Plan are set forth below.

1.                                      Shares Available.

The maximum aggregate number of shares of Common Stock available for purchase under this Plan shall be 250,000.

2.                                      Administration.

The Plan shall be administered by the Board.  The Board’s actions under the Plan shall be limited to taking all actions authorized by this Plan or as otherwise reasonably necessary to effect the purposes hereof.

3.                                      Interpretation.

Subject to the express provisions of the Plan, the Board (which shall include the affirmative vote or consent of a majority of the disinterested directors of the Board) shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

4.                                      Eligibility to Participate.

The only persons eligible in the Plan shall be non-employee directors of the Company.  Directors may only participate in the Plan during their respective terms as members of the Board.

5.                                      Fee Retention.

From and after the effective date of the Plan, a Director may file an irrevocable written election (each, a “Fee Retention Notice”) with the Secretary of the Company to invest a portion of such Director’s annual retainer payments (including any Board meeting fees or additional retainer payments to committee chairpersons) in shares of the Company’s Common Stock.  This election shall be made no later than the 20th business day of the fiscal year, and shall be effective for, the fiscal year in which the annual retainer will be paid; provided that, a Director’s election for fiscal year 2011 shall be made no later than February 15, 2011.  Any election hereunder will renew automatically each year unless the Director notifies the Secretary of the Company in writing no later than December 31 of the then current fiscal year.  A Director may not contribute amounts to purchase Common Stock under the Plan other than through fee retentions..

The shares of Common Stock shall be purchased from the Company on the last day of the calendar quarter in which such retainer would have been paid if not for the investment election (the “Purchase Date”).  The number of shares purchased on a Purchase Date shall equal the portion of the annual retainer payment being used to purchase Shares, divided by the Purchase Price (defined below) on such Purchase Date (or such other measurement of the value of a Share that the Board of Directors of the Company shall determine in its sole discretion) rounded to nearest whole number.  Fractional shares shall not be issued.  Any amount that would be used to purchase a fractional share shall be paid in cash.  No interest shall accrue with respect to funds to be invested hereunder.

The Company’s Common Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable state securities laws and regulations. Therefore, the Common Stock will be restricted and cannot be offered, sold, transferred, pledged or hypothecated to any person unless the Common Stock is subsequently registered under the Securities Act (which the Company is not obligated to do and which it does not anticipate doing in the near future) or an exemption from registration is available and the favorable opinion of counsel acceptable to the Company to that effect is obtained by a Director. Further, no Director shall resell, hypothecate, transfer, assign or make other disposition of the Common Stock, except in a transaction exempt from the registration requirements of the securities laws and regulations of the state in which such Director is offered and sold, and that specific approval of such transfers is required in some states.  The transfer and disposition of any Common Stock issued to a Director pursuant to the Plan will be further restricted by the terms and conditions of any shareholder or similar agreement to which such Director is a party or to which such Director’s shares are subject.  Any certificate or instrument evidencing the Common Stock shall, in addition to any other legends required pursuant to the Plan, be stamped or otherwise imprinted with an appropriate legend.

6.                                      Purchase Price.

The purchase price of each share of Common Stock will be the fair market value of the Common Stock (the “Purchase Price”).  For purpose of this Plan, “fair market value” means the value approved by the Board in its sole discretion (including the affirmative vote or consent of a majority of the disinterested directors of the Board) each fiscal year (whether such valuation is determined before or after the Company’s receipt of the Fee Retention Notice), which value shall be based on an annual independent valuation of the Common Stock.  If subsequent to the determination of such fair market value, a material change in the financial condition, results of operations or prospects of the Company should occur, in the Board’s sole discretion, then the Board shall cause a new fair market value to be determined or shall suspend purchases and sales hereunder.

7.                                      No Right to Continued Membership on the Board.

Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any Director any right to continued membership on the Board, nor will a Director’s participation

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in the Plan create any obligation on the part of the Company to nominate any Director for re-election by the Company’s shareholders.

8.                                      Amendment of Plan.

Unless otherwise required by law, the Board may, at any time, amend the Plan in any respect.

9.                                      Assignment.

No participating Director may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise.  Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating Director (or in the event of the Director’s death, to the Director’s estate).

10.                               Effective Date; Term and Termination of the Plan.

The Plan shall be effective as of the date of adoption by the Board (including the affirmative vote or consent of a majority of the disinterested directors of the Board), which date is set forth below.  The Board may terminate the Plan at any time for any reason or for no reason, provided that such termination shall not impair any rights of participating Directors.  The Plan shall terminate automatically upon the earlier of an initial public offering of the Common Stock or upon commencement of active market trading in the Common Stock.

11.                               Payment of Plan Expenses.

The Company will bear all costs of administering and carrying out the Plan.

This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on the 27th day of January, 2011.

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AMERIQUEST BUSINESS SERVICES, INC.
DIRECTOR STOCK PURCHASE PLAN 2011

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of              , 20  , by and between AmeriQuest Business Services, Inc. (formerly AmeriQuest Transportation Services, Inc.), a New Jersey corporation (“Company”), and                            (“Purchaser”), an adult individual serving as a non-employee member of the Board of Directors of the Company (the “Board”).

WHEREAS, as an incentive to Purchaser to continue to serve as a director of Company, Company offers shares of its common stock, $0.0005 par value per share (the “Common Stock”), to Purchaser upon the terms and conditions contained herein and pursuant to the Plan (as hereinafter defined); and

WHEREAS, Purchaser has elected to use a portion of Purchaser’s annual retainer payments to purchase shares of the Company’s Common Stock.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.                                      Definitions.  For purposes of this Agreement, the following terms shall be defined as set forth below.

“Affiliate” means an affiliate of Company, as defined in Rule 12b-2 promulgated under the Exchange Act.

“Change in Control” means the occurrence of any one of the following events:

(a)                                 More than 50% of the Company’s Voting Securities Acquired by an Outsider.  Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than (i) the Company or its Affiliates, (ii) Douglas Clark, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or its Affiliates, and (iv) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(b)                                 Members of the Board as of the Effective Date Cease to Constitute a Majority of Directors.  The following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board:  individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(c)                                  Merger or Consolidation.  There is consummated a merger or consolidation of the Company, a Subsidiary or an Affiliate with any other corporation or other entity, which merger or consolidation:

(i)                                     results in the voting securities of the Company outstanding immediately prior thereto failing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or the surviving or parent entity outstanding immediately after such merger or consolidation, or

(ii)                                  is effected to implement a recapitalization of the Company (or similar transaction) in which a “person” (as defined in clause (a) above), directly or indirectly, acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(d)                                 Complete Liquidation or Disposition of more than 75% of the Company’s Assets.  The stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of assets having an aggregate book value at the time of such sale or disposition of more than 75% of the total book value of the Company’s assets on a consolidated basis (or any transaction or series of related transactions having a similar effect), other than any such sale or disposition by the Company (including by way of spin-off or other distribution) to an entity, at least 50% of the combined voting power of the voting securities of which are owned immediately following such sale or disposition by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition.

Because severance agreements and severance plans are not intended to serve the same purpose as this Agreement, whether benefits are payable under a severance agreement or a severance plan does not determine whether a “Change in Control” has taken place under this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” has the meaning set forth in the Plan.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Plan” means the AmeriQuest Transportation Services, Inc. Director Stock Purchase Plan 2011, as amended from time to time.

“Sale” means any of the following transactions that would, after consummation, constitute a Change in Control: (a) the sale or other disposition by Company, directly or

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indirectly, of all or substantially all of the assets, properties or business of Company and its subsidiaries on a consolidated basis, (b) the sale of any capital stock of Company or (c) any merger, consolidation or other business combination of Company.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means, with respect to the Company, any corporation, partnership, limited liability company or other business entity of which an aggregate of 50% or more of the total combined voting power of all classes of stock is, at the time, directly or indirectly, owned or controlled by the Company.

“Transfer” means the sale, transfer, assignment, pledge or other disposition of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any of a holder’s Common Stock.

2.                                      Purchase under Director Stock Option Plan 2011.  The parties to this Agreement acknowledge and agree that the Common Stock purchased and sold under this Agreement is issued pursuant to and is governed by the Plan, and unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.  Determinations made in connection with the Common Stock pursuant to the Plan shall be governed by the Plan as it exists on the Purchase Date.  Purchaser acknowledges receipt of a copy of the Plan

3.                                      Issuance of Common Stock. On the Purchase Date, Company shall sell to Purchaser, and Purchaser shall purchase from Company,       duly authorized and validly issued, fully paid and nonassessable shares of the Common Stock of Company at a purchase price of $         per share for a total of $             (the “Purchase Price”).

4.                                      Payment of Purchase Price.  The Purchase Price shall be paid by Company retaining a portion of Purchaser’s annual retainer payments as set forth in the Fee Retention Notice.

5.                                      Investment and Taxation Representations.  In connection with the purchase of Common Stock, Purchaser represents to the Company the following:

(a)                                 The execution, delivery and performance of this Agreement by Purchaser is within Purchaser’s powers, and does not and will not: (i) require the consent or approval of any person or authority; or (ii) violate or contravene any provision of any law, rule, regulation or contractual or other restriction binding on or affecting Purchaser or Purchaser’s properties.

(b)                                 Purchaser is aware of Company’s business affairs and financial condition and has acquired sufficient information about Company to reach an informed and knowledgeable decision to acquire the Common Stock.  Purchaser is acquiring the Common Stock for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.  Purchaser does not have any present intention to transfer the Common Stock to any other person or entity.

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(c)                                  Purchaser understands that the Common Stock has not been registered under the Securities Act by reason of a specific exemption therefrom.

(d)                                 Purchaser understands that the shares of Common Stock constitute “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, Purchaser must hold the shares of the Common Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Purchaser acknowledges that the Company has no obligation to register or qualify the Common Stock for sale.  Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Common Stock, and requirements relating to Company which are outside of Purchaser’s control, and which Company is under no obligation and may not be able to satisfy.

(e)                                  Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s acquisition, holding or disposition of the Common Stock. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the acquisition, holding or disposition of the Common Stock and that Purchaser is not relying on Company for any tax advice.

6.                                      Restrictions on Transfer; Involuntary Transfer; Death of Purchaser.

(a)                                 Restrictions on Transfer.  Except as otherwise provided in this Agreement, Purchaser shall not make any Transfer of the Common Stock without the prior written consent of Company, which consent may be withheld in the sole discretion of Company.  Notwithstanding any other provision of this Agreement, Purchaser may not make any Transfer of any Common Stock if, in the opinion of counsel for the Company, the Transfer would be in violation of the Securities Act, any rule or regulation thereunder or of the securities laws of any state.  Any such Transfer or other disposition shall be void ab initio.  Company shall not recognize any Transfer or attempted Transfer in contravention of this Agreement.

(b)                                 Involuntary Transfer.  If (i) any of the Common Stock would for any reason (other than pledge to secure the valid debts of the Company) be transferred by operation of law (including, but not limited to, a Transfer arising as a result of the divorce, bankruptcy, receivership, insolvency or similar proceeding of or with respect to Purchaser, an assignment by Purchaser for the benefit of creditors, the admission by Purchaser of Purchaser’s inability to pay Purchaser’s debts when due, or sale of substantially all of the assets of Purchaser, or any judicial process, but excluding the death of Purchaser), or (ii) Purchaser (or any of its heirs, executors or personal representatives) breaches, or fails to fulfill Purchaser’s obligations under this Agreement, or any other agreement between Purchaser and the Company (any such event in (i) or (ii) being a “Triggering Event”), Purchaser shall immediately give notice to the Company of such Triggering Event.  Upon written notice given by, and at the election of, Company to Purchaser within a period of sixty (60) days following the Triggering Event, Purchaser shall sell to Company, and Company shall purchase from Purchaser, all (but not less than all) of the Common Stock owned by Purchaser at the time of the Triggering Event on the terms and conditions set forth in Sections 6(d) and 6(e) below.  Common Stock not purchased pursuant to

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this Section 6 shall nevertheless remain subject to all the restrictions and provisions of this Agreement.

(c)                                  Death of Purchaser.  Upon written notice given by, and at the election of, the Company to Purchaser’s executor or personal representative within a period of sixty (60) days following the death of Purchaser, Purchaser’s executor or personal representative shall sell to Company, and Company shall purchase from Purchaser’s estate, all (but not less than all) of the Common Stock owned by Purchaser at his death on the terms and conditions set forth in Sections 6(d) and 6(e) below.  Common Stock not purchased pursuant to this Section 6 shall nevertheless remain subject to all the restrictions and provisions of this Agreement.

(d)                                 Purchase Price.  The purchase price for all Common Stock purchased by Company pursuant to Sections 6(b) and 6(c) shall be the Fair Market Value of such Common Stock at the time of the Triggering Event or Purchaser’s death, as applicable.

(e)                                  Payment of Purchase Price.  All Common Stock purchased by Company pursuant to Sections 6(b) and 6(c) shall be paid for in cash or by check on such date and time as is set forth in Company’s notice given pursuant to Sections 6(b) and 6(c), which date shall be not later than thirty (30) days after the date of such notice.  Prior to payment for the purchased Common Stock, Purchaser or Purchaser’s executor or personal representative shall execute and deliver such instruments and documents as Company deems necessary or appropriate to effect such sale.

(f)                                   Termination of Transfer Restrictions.  The restrictions on Transfers set forth in this Section 6 shall terminate upon the initial, underwritten public offering of the Company’s Common Stock registered under the Securities Act.

7.                                      Sale of the Company (Drag-Along Rights and Obligations).

(a)                                 Approved Sale.  If (i) the Board by a vote of not less than 50% of the directors or (ii) the holders of not less than 50% of the shares of Company then outstanding approve a Sale (the “Approved Sale”), Purchaser shall consent to, vote in favor of, raise no objections against, and not otherwise impede or delay, the Approved Sale.  In furtherance of the foregoing, if the Approved Sale is structured as (A) a merger or consolidation, Purchaser shall vote his or her Common Stock to approve such merger or consolidation, whether by written consent or at a stockholders meeting (as requested by the Board), and waive all dissenter’s rights, appraisal rights and similar rights in connection with such merger or consolidation, (B) a sale of stock, Purchaser shall agree to sell, and shall sell, all of his or her Common Stock, or (C) a sale of assets, Purchaser shall vote his or her Common Stock to approve such sale and any subsequent liquidation of Company or other distribution of the proceeds therefrom, whether by written consent or at a stockholders meeting (as requested by the Board), and waive all dissenter’s rights, appraisal rights and similar rights in connection with such sale of assets.

(b)                                 Obligations.  In furtherance of its obligations under Section 7(a) above, (i) Purchaser will take all necessary or desirable actions reasonably requested by the Board in connection with the consummation of the Approved Sale and (ii) Purchaser will make the same representations, warranties, indemnities, agreements, covenants and obligations as each other

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holder of common stock, including without limitation, voting to approve such transaction and executing all documents requested by the Board to be executed by Purchaser, including the applicable purchase agreement, stockholders agreement and/or indemnification and/or contribution agreement.  Without limiting the generality of the foregoing, in any Approved Sale, Purchaser shall not be obligated to enter into indemnification obligations with respect to any representations, warranties, covenants or obligations of any other holder of common stock or such other holder’s common stock, but Purchaser shall be obligated to make representations and warranties and as to his or her title to and ownership of Common Stock, authorization, execution and delivery of relevant documents by Purchaser, enforceability of relevant agreements against Purchaser and other matters relating to Purchaser or Purchaser’s Common Stock, to enter into covenants in respect of a Transfer of Purchaser’s Common Stock in connection with such Approved Sale (including, without limitation, the delivery of certificates, stock powers and other instruments of transfer) and to enter into indemnification obligations with respect to the foregoing, in each case to the extent that each other holder of common stock is similarly obligated.

(c)                                  Conditions to Obligations.  The obligations of Purchaser are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, Purchaser shall receive the same form and amount of consideration per share of Common Stock as each other holder of Common Stock or if any holder of Common Stock is given an option as to the form and amount of consideration to be received, Purchaser shall be given the same option (provided that the foregoing shall not apply to any management rollover portion of any such transaction pursuant to a stock option plan, stock purchase plan or other rollover plan approved by the Board), and (ii) Purchaser, if a holder of then currently exercisable rights to acquire a security of Company, shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale and participate in such sale as a holder of such security or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of such type of security received by the holders of such type of security in connection with the Approved Sale less the exercise price per share of such type of security of such rights by (2) the number of shares of such type of security represented by such rights.

(d)                                 Expenses.  Purchaser will bear his or her pro rata share (as if such expenses reduced the aggregate proceeds available for distribution in such Approved Sale) of the costs of any sale of Common Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of common stock and are not otherwise paid by Company or the acquiring party.  Costs incurred by Purchaser on his or her own behalf (including the fees and disbursements of counsel, advisors and other Persons retained by Purchaser in connection with the Approved Sale) will not be considered costs of the transaction hereunder and will be the responsibility of Purchaser.

8.                                      Entire Agreement.  This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein and therein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto.  Purchaser represents that, in executing this Agreement, Purchaser has not relied upon any representation or statement not set forth herein made by Company with regard to the subject matter or effect of this Agreement or otherwise.

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9.                                      Amendment or Modification, Waiver. No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by Purchaser and by Company.  No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

10.                               Severability.  If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

11.                               Survivorship.  The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

12.                               Assignment.  This Agreement shall be binding upon the parties hereto, the heirs and legal representatives of Purchaser and the successors and assigns of Company.

13.                               Notices.  Any notice required, permitted or intended to be given under this Agreement shall be in writing and shall be deemed to have been given only if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid), or sent by nationally recognized overnight delivery service (e.g., Federal Express) to the following addresses (or at such other address as shall be given in writing by one party to the other, from time to time):

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To the Company:	AmeriQuest Business Services, Inc.
457 Haddonfield Road, Suite 220
Cherry Hill, New Jersey 08002
Attention: Mark P. Joyce, EVP & CFO

With a copy to:	[ ]
[ ]
[ ]

To Purchaser:

14.                               Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

15.                               Section Headings. The section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.

16.                               Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first above written.

COMPANY:

AMERIQUEST BUSINESS SERVICES, INC.

By:
Name:	Mark P. Joyce
Title:	Executive Vice President & Chief Financial Officer

PURCHASER:

Name:

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AMERIQUEST BUSINESS SERVICES, INC.

RESTRICTED STOCK GRANT AGREEMENT

THIS RESTRICTED STOCK GRANT AGREEMENT (this “Agreement”) is made as of           ,      (the “Grant Date”), by and between AmeriQuest Business Services, Inc. (formerly AmeriQuest Transportation Services, Inc.), a New Jersey corporation (“Company”), and                 (“Grantee”), an adult individual serving as a non-employee member of the Board of Directors of the Company (the “Board”).

WHEREAS, as an incentive to Grantee to continue to serve as a director of Company, Company desires to grant the Restricted Stock (as hereinafter defined) to Grantee upon the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.                                      Definitions.  For purposes of this Agreement, the following terms shall be defined as set forth below.

“Affiliate” means an affiliate of Company, as defined in Rule 12b-2 promulgated under the Exchange Act.

“Change in Control” means the occurrence of any one of the following events:

(a)                                 More than 50% of the Company’s Voting Securities Acquired by an Outsider.  Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than (i) the Company or its Affiliates, (ii) Douglas Clark, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or its Affiliates, and (iv) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(b)                                 Members of the Board as of the Effective Date Cease to Constitute a Majority of Directors.  The following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board:  individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(c)                                  Merger or Consolidation.  There is consummated a merger or consolidation of the Company, a Subsidiary or an Affiliate with any other corporation or other entity, which merger or consolidation:

(i)             results in the voting securities of the Company outstanding immediately prior thereto failing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or the surviving or parent entity outstanding immediately after such merger or consolidation, or

(ii)          is effected to implement a recapitalization of the Company (or similar transaction) in which a “person” (as defined in clause (a) above), directly or indirectly, acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(d)                                 Complete Liquidation or Disposition of more than 75% of the Company’s Assets.  The stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of assets having an aggregate book value at the time of such sale or disposition of more than 75% of the total book value of the Company’s assets on a consolidated basis (or any transaction or series of related transactions having a similar effect), other than any such sale or disposition by the Company (including by way of spin-off or other distribution) to an entity, at least 50% of the combined voting power of the voting securities of which are owned immediately following such sale or disposition by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition.

Because severance agreements and severance plans are not intended to serve the same purpose as this Agreement, whether benefits are payable under a severance agreement or a severance plan does not determine whether a “Change in Control” has taken place under this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder

“Fair Market Value” means the value approved by the Board in its sole discretion (including the affirmative vote or consent of a majority of the disinterested directors of the Board) each fiscal year, which value shall be based on an annual independent valuation of the Restricted Stock.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Sale” means any of the following transactions that would, after consummation, constitute a Change in Control: (a) the sale or other disposition by Company, directly or indirectly, of all or substantially all of the assets, properties or business of Company and its subsidiaries on a consolidated basis, (b) the sale of any capital stock of Company or (c) any merger, consolidation or other business combination of Company.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means, with respect to the Company, any corporation, partnership, limited liability company or other business entity of which an aggregate of 50% or more of the total combined voting power of all classes of stock is, at the time, directly or indirectly, owned or controlled by the Company.

“Transfer” means the sale, transfer, assignment, pledge or other disposition of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any of a holder’s Restricted Stock.

2.                                      Issuance of Restricted Stock.  On the Grant Date, Company shall issue to Grantee, to be held by Company as provided herein,          duly authorized and validly issued, fully paid and nonassessable restricted shares of the common stock, par value $        per share (the “Restricted Stock”), of Company, which shall vest, subject to Section 5, on the first anniversary date of the Grant Date (the “Vesting Date”); provided, however, that the vesting of Restricted Stock on such Vesting Date shall be conditioned upon Grantee’s continuing service to Company from the Grant Date through the Vesting Date.

3.                                      Section 83(b) Election.  Within thirty (30) days after the Grant Date, Grantee shall either make an election under Section 83(b) of the Internal Revenue Code (the “Code”) and shall provide Company with written notice thereof, or shall fulfill Grantee’s obligations under Section 4 hereof.  Company believes that the value of the Restricted Stock, applying appropriate discounts for minority ownership and lack of marketability, is $      per share as of the Grant Date, but Company makes no representation or warranty as to the actual value of the Restricted Stock.

4.                                      Tax Withholding.  If the Section 83(b) election is not timely made by Grantee in accordance with Section 3, Grantee agrees to pay the applicable federal, state and local withholding taxes to Company at the time any Restricted Stock vests.  In the event Grantee does not pay the applicable taxes, Grantee authorizes Company to withhold such amounts from any retainer or other compensation due to Grantee from Company.

5.                                      Release of Restricted Stock.  The Restricted Stock shall be held by Company until the Vesting Date.  On the Vesting Date, the Restricted Stock (or the relevant portion thereof) shall be released to Grantee by Company, but Company shall continue to hold any certificates representing vested Restricted Stock unless Grantee requests that the certificates representing such shares be delivered to him or her.  In the event that the Restricted Stock is forfeited by Grantee as provided herein, Company shall retain such forfeited Restricted Stock for Company’s own account.

6.                                      Acceleration of Vesting; Forfeiture of Restricted Stock.

(a)                                 Notwithstanding the vesting of Restricted Stock described in Section 2 of this Agreement, all Restricted Stock shall be deemed to have vested immediately prior to the consummation of a Change in Control or upon the consummation of an underwritten public offering of common stock of Company registered under the Securities Act; provided that payment of Restricted Stock shall not be accelerated unless the Change in Control also constitutes a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(2)(A)(v) of the Code, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(b)                                 Any non-vested Restricted Stock will be forfeited immediately if Grantee ceases to be a director of Company for any reason, including, without limitation, removal or voluntary resignation.

7.                                      Investment and Taxation Representations.  In connection with the grant of Restricted Stock, Grantee represents to Company the following:

(a)                                 The execution, delivery and performance of this Agreement by Grantee is within Grantee’s powers, and does not and will not: (i) require the consent or approval of any person or authority; or (ii) violate or contravene any provision of any law, rule, regulation or contractual or other restriction binding on or affecting Grantee or Grantee’s properties.

(b)                                 Grantee is aware of Company’s business affairs and financial condition and has acquired sufficient information about Company to reach an informed and knowledgeable decision to acquire the Restricted Stock.  Grantee is acquiring the Restricted Stock for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.  Grantee does not have any present intention to transfer the Restricted Stock to any other person or entity.

(c)                                  Grantee understands that the Restricted Stock has not been registered under the Securities Act by reason of a specific exemption therefrom.

(d)                                 Grantee understands that the shares of Restricted Stock constitute “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, Grantee must hold the shares of Restricted Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Grantee acknowledges that Company has no obligation to register or qualify the Restricted Stock for sale.  Grantee further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Restricted Stock, and requirements relating to Company which are outside of the Grantee’s control, and which Company is under no obligation and may not be able to satisfy.

(e)                                  Grantee understands that Grantee may suffer adverse tax consequences as a result of Grantee’s acquisition, holding or disposition of the Restricted Stock.  Grantee represents that Grantee has consulted any tax consultants Grantee deems advisable in connection with the acquisition, holding or disposition of the Restricted Stock and that Grantee is not relying on Company for any tax advice.

8.                                      Restrictions on Transfer; Involuntary Transfer; Death of Grantee.

(a)                                 Restrictions on Transfer.  Except as otherwise provided in this Agreement, Grantee shall not make any Transfer of the Restricted Stock without the prior written consent of Company, which consent may be withheld in the sole discretion of Company.  Notwithstanding any other provision of this Agreement, Grantee may not make any Transfer of any Restricted Stock if, in the opinion of counsel for Company, the Transfer would be in violation of the Securities Act, any rule or regulation thereunder or of the securities laws of any state.  Any such Transfer or other disposition shall be void ab initio.  Company shall not recognize any Transfer or attempted Transfer in contravention of this Agreement.

(b)                                 Involuntary Transfer.  If (i) any of the Restricted Stock would for any reason (other than pledge to secure the valid debts of the Company) be transferred by operation of law (including, but not limited to, a Transfer arising as a result of the divorce, bankruptcy, receivership, insolvency or similar proceeding of or with respect to Grantee, an assignment by Grantee for the benefit of creditors, the admission by Grantee of Grantee’s inability to pay Grantee’s debts when due, or sale of substantially all of the assets of Grantee, or any judicial process, but excluding the death of Grantee), or (ii) Grantee (or any of its heirs, executors or personal representatives) breaches, or fails to fulfill Grantee’s obligations under this Agreement, or any other agreement between Grantee and the Company (any such event in (i) or (ii) being a “Triggering Event”), Grantee shall immediately give notice to the Company of such Triggering Event.  Upon written notice given by, and at the election of, Company to Grantee within a period of sixty (60) days following the Triggering Event, Grantee shall sell to Company, and Company shall purchase from Grantee, all (but not less than all) of the Restricted Stock owned by Grantee at the time of the Triggering Event on the terms and conditions set forth in Sections 8(d) and 8(e) below.  Restricted Stock not purchased pursuant to this Section 8 shall nevertheless remain subject to all the restrictions and provisions of this Agreement.

(c)                                  Death of Grantee.  Upon written notice given by, and at the election of, Company to Grantee’s executor or personal representative within a period of sixty (60) days following the death of Grantee, Grantee’s executor or personal representative shall sell to Company, and Company shall purchase from Grantee’s estate, all (but not less than all) of the Restricted Stock owned by Grantee at his death on the terms and conditions set forth in Sections 8(d) and 8(e) below.  Restricted Stock not purchased pursuant to this Section 8 shall nevertheless remain subject to all the restrictions and provisions of this Agreement.

(d)                                 Purchase Price.  The purchase price for all Restricted Stock purchased by Company pursuant to Sections 8(b) and 8(c) shall be the Fair Market Value of such Restricted Stock at the time of the Triggering Event or Grantee’s death, as applicable.

(e)                                  Payment of Purchase Price.  All Restricted Stock purchased by Company pursuant to Sections 8(b) and 8(c) shall be paid for in cash or by check on such date and time as is set forth in Company’s notice given pursuant to Sections 8(b) and 8(c), which date shall be not later than thirty (30) days after the date of such notice.  Prior to payment for the purchased Restricted Stock, Grantee or Grantee’s executor or personal representative shall execute and deliver such instruments and documents as Company deems necessary or appropriate to effect such sale.

(f)                                   Termination of Transfer Restrictions.  The restrictions on Transfers set forth in this Section 8 shall terminate upon the initial, underwritten public offering of the Company’s Restricted Stock registered under the Securities Act.

9.                                      Sale of Company (Drag-Along Rights and Obligations).

(a)                                 Approved Sale.  If (i) the Board by a vote of not less than 50% of the directors or (ii) the holders of not less than 50% of the shares of Company then outstanding approve a Sale (the “Approved Sale”), Grantee shall consent to, vote in favor of, raise no objections against, and not otherwise impede or delay, the Approved Sale.  In furtherance of the foregoing, if the Approved Sale is structured as (A) a merger or consolidation, Grantee shall vote his or her Restricted Stock to approve such merger or consolidation, whether by written consent or at a stockholders meeting (as requested by the Board), and waive all dissenter’s rights, appraisal rights and similar rights in connection with such merger or consolidation, (B) a sale of stock, Grantee shall agree to sell, and shall sell, all of his or her Restricted Stock, or (C) a sale of assets, Grantee shall vote his or her Restricted Stock to approve such sale and any subsequent liquidation of Company or other distribution of the proceeds therefrom, whether by written consent or at a stockholders meeting (as requested by the Board), and waive all dissenter’s rights, appraisal rights and similar rights in connection with such sale of assets.

(b)                                 Obligations.  In furtherance of its obligations under Section 9(a) above, (i) Grantee will take all necessary or desirable actions reasonably requested by the Board in connection with the consummation of the Approved Sale and (ii) Grantee will make the same representations, warranties, indemnities, agreements, covenants and obligations as each other holder of common stock, including without limitation, voting to approve such transaction and executing all documents requested by the Board to be executed by Grantee, including the applicable purchase agreement, stockholders agreement and/or indemnification and/or contribution agreement.  Without limiting the generality of the foregoing, in any Approved Sale, Grantee shall not be obligated to enter into indemnification obligations with respect to any representations, warranties, covenants or obligations of any other holder of common stock or such other holder’s common stock, but Grantee shall be obligated to make representations and warranties and as to his or her title to and ownership of Restricted Stock, authorization, execution and delivery of relevant documents by Grantee, enforceability of relevant agreements against Grantee and other matters relating to Grantee or Grantee’s Restricted Stock, to enter into covenants in respect of a Transfer of Grantee’s Restricted Stock in connection with such Approved Sale (including, without limitation, the delivery of certificates, stock powers and other instruments of transfer) and to enter into indemnification obligations with respect to the foregoing, in each case to the extent that each other holder of common stock is similarly obligated.

(c)                                  Conditions to Obligations.  The obligations of Grantee are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, Grantee shall receive the same form and amount of consideration per share of Restricted Stock as each other holder of Restricted Stock or if any holder of Restricted Stock is given an option as to the form and amount of consideration to be received, Grantee shall be given the same option (provided that the foregoing shall not apply to any management rollover portion of any such transaction pursuant to a stock option plan, stock purchase plan or other rollover plan approved by the Board), and (ii) Grantee, if a holder of then currently exercisable rights to acquire a security of Company, shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale and participate in such sale as a holder of such security or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of such type of security received by the holders of such type of security in connection with the Approved Sale less the exercise price per share of such type of security of such rights by (2) the number of shares of such type of security represented by such rights.

(d)                                 Expenses.  Grantee will bear his or her pro rata share (as if such expenses reduced the aggregate proceeds available for distribution in such Approved Sale) of the costs of any sale of Restricted Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of common stock and are not otherwise paid by Company or the acquiring party.  Costs incurred by Grantee on his or her own behalf (including the fees and disbursements of counsel, advisors and other Persons retained by Grantee in connection with the Approved Sale) will not be considered costs of the transaction hereunder and will be the responsibility of Grantee.

(e)                                  The provisions of this Section 9 shall continue to apply notwithstanding the occurrence of a Vesting Date with respect to all or any portion of the Restricted Stock.

10.                               Entire Agreement.  This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein and therein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto.  Grantee represents that, in executing this Agreement, Grantee has not relied upon any representation or statement not set forth herein made by Company with regard to the subject matter or effect of this Agreement or otherwise.

11.                               Amendment or Modification, Waiver.  No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by Grantee and by Company.  No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

12.                               Severability.  If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

13.                               Survivorship.  The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

14.                               Assignment.  This Agreement shall be binding upon the parties hereto, the heirs and legal representatives of Grantee and the successors and assigns of Company.

15.                               Notices.  Any notice required, permitted or intended to be given under this Agreement shall be in writing and shall be deemed to have been given only if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid), or sent by nationally recognized overnight delivery service (e.g., Federal Express) to the following addresses (or at such other address as shall be given in writing by one party to the other, from time to time):

To the Company:	AmeriQuest Business Services, Inc.
457 Haddonfield Road, Suite 220
Cherry Hill, New Jersey 08002
Attention: Mark P. Joyce, EVP & CFO

With a copy to:	Graham R. Laub, Esquire
Dilworth Paxson LLP
1500 Market Street, Suite 3500E
Philadelphia, PA 19102

If to Grantee:

16.                               Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

17.                               Section Headings.  The section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.

18.                               Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Grant Agreement as of the date first above written.

COMPANY:

AMERIQUEST BUSINESS SERVICES, INC.

By:
Name:	Mark P. Joyce
Title:	Executive Vice President &
Chief Financial Officer

GRANTEE:

By:
Name:

AMERIQUEST BUSINESS SERVICES, INC.

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of           ,      (the “Purchase Date”), by and between AmeriQuest Business Services, Inc. (formerly AmeriQuest Transportation Services, Inc.), a New Jersey corporation (“Company”), and                 (“Purchaser”), an adult individual serving as a non-employee member of the Board of Directors of the Company (the “Board”).

As an incentive to Purchaser to continue to serve as a director of Company, Company offers shares of its common stock, $        par value per share (the “Common Stock”), to Purchaser, and Purchaser has elected to purchase Common Stock, upon the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.                                      Definitions.  For purposes of this Agreement, the following terms shall be defined as set forth below.

“Affiliate” means an affiliate of Company, as defined in Rule 12b-2 promulgated under the Exchange Act.

“Change in Control” means the occurrence of any one of the following events:

(a)                                 More than 50% of the Company’s Voting Securities Acquired by an Outsider.  Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than (i) the Company or its Affiliates, (ii) Douglas Clark, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or its Affiliates, and (iv) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(b)                                 Members of the Board as of the Effective Date Cease to Constitute a Majority of Directors.  The following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(c)                                  Merger or Consolidation.  There is consummated a merger or consolidation of the Company, a Subsidiary or an Affiliate with any other corporation or other entity, which merger or consolidation:

(i)             results in the voting securities of the Company outstanding immediately prior thereto failing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or the surviving or parent entity outstanding immediately after such merger or consolidation, or

(ii)          is effected to implement a recapitalization of the Company (or similar transaction) in which a “person” (as defined in clause (a) above), directly or indirectly, acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(d)                                 Complete Liquidation or Disposition of more than 75% of the Company’s Assets.  The stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of assets having an aggregate book value at the time of such sale or disposition of more than 75% of the total book value of the Company’s assets on a consolidated basis (or any transaction or series of related transactions having a similar effect), other than any such sale or disposition by the Company (including by way of spin-off or other distribution) to an entity, at least 50% of the combined voting power of the voting securities of which are owned immediately following such sale or disposition by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition.

Because severance agreements and severance plans are not intended to serve the same purpose as this Agreement, whether benefits are payable under a severance agreement or a severance plan does not determine whether a “Change in Control” has taken place under this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means the value approved by the Board in its sole discretion (including the affirmative vote or consent of a majority of the disinterested directors of the Board) each fiscal year, which value shall be based on an annual independent valuation of the Common Stock.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof

“Sale” means any of the following transactions that would, after consummation, constitute a Change in Control: (a) the sale or other disposition by Company, directly or indirectly, of all or substantially all of the assets, properties or business of Company and its subsidiaries on a consolidated basis, (b) the sale of any capital stock of Company or (c) any merger, consolidation or other business combination of Company.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means, with respect to the Company, any corporation, partnership, limited liability company or other business entity of which an aggregate of 50% or more of the total combined voting power of all classes of stock is, at the time, directly or indirectly, owned or controlled by the Company.

“Transfer” means the sale, transfer, assignment, pledge or other disposition of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any of a holder’s Common Stock.

2.                                      Issuance of Common Stock.  On the Purchase Date, Company shall sell to Purchaser, and Purchaser shall purchase from Company,        duly authorized and validly issued, fully paid and nonassessable shares of the Common Stock of Company at a purchase price of $      per share for a total of $            (the “Purchase Price”).

3.                                      Payment of Purchase Price.  The Purchase Price shall be paid by Purchaser to the Company in cash or by check on the Purchase Date.

4.                                      Investment and Taxation Representations.  In connection with the purchase of Common Stock, Purchaser represents to the Company the following:

(a)                                 The execution, delivery and performance of this Agreement by Purchaser is within Purchaser’s powers, and does not and will not: (i) require the consent or approval of any person or authority; or (ii) violate or contravene any provision of any law, rule, regulation or contractual or other restriction binding on or affecting Purchaser or Purchaser’s properties.

(b)                                 Purchaser is aware of Company’s business affairs and financial condition and has acquired sufficient information about Company to reach an informed and knowledgeable decision to acquire the Common Stock.  Purchaser is acquiring the Common Stock for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.  Purchaser does not have any present intention to transfer the Common Stock to any other person or entity.

(c)                                  Purchaser understands that the Common Stock has not been registered under the Securities Act by reason of a specific exemption therefrom.

(d)                                 Purchaser understands that the shares of Common Stock constitute “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, Purchaser must hold the shares of the Common Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Purchaser acknowledges that the Company has no obligation to register or qualify the Common Stock for sale.  Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Common Stock, and

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requirements relating to Company which are outside of Purchaser’s control, and which Company is under no obligation and may not be able to satisfy.

(e)                                  Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s acquisition, holding or disposition of the Common Stock.  Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the acquisition, holding or disposition of the Common Stock and that Purchaser is not relying on Company for any tax advice.

5.                                      Restrictions on Transfer; Involuntary Transfer; Death of Purchaser.

(a)                                 Restrictions on Transfer.  Except as otherwise provided in this Agreement, Purchaser shall not make any Transfer of the Common Stock without the prior written consent of Company, which consent may be withheld in the sole discretion of Company.  Notwithstanding any other provision of this Agreement, Purchaser may not make any Transfer of any Common Stock if, in the opinion of counsel for the Company, the Transfer would be in violation of the Securities Act, any rule or regulation thereunder or of the securities laws of any state.  Any such Transfer or other disposition shall be void ab initio.  Company shall not recognize any Transfer or attempted Transfer in contravention of this Agreement.

(b)                                 Involuntary Transfer.  If (i) any of the Common Stock would for any reason (other than pledge to secure the valid debts of the Company) be transferred by operation of law (including, but not limited to, a Transfer arising as a result of the divorce, bankruptcy, receivership, insolvency or similar proceeding of or with respect to Purchaser, an assignment by Purchaser for the benefit of creditors, the admission by Purchaser of Purchaser’s inability to pay Purchaser’s debts when due, or sale of substantially all of the assets of Purchaser, or any judicial process, but excluding the death of Purchaser), or (ii) Purchaser (or any of its heirs, executors or personal representatives) breaches, or fails to fulfill Purchaser’s obligations under this Agreement, or any other agreement between Purchaser and the Company (any such event in (i) or (ii) being a “Triggering Event”), Purchaser shall immediately give notice to the Company of such Triggering Event.  Upon written notice given by, and at the election of, Company to Purchaser within a period of sixty (60) days following the Triggering Event, Purchaser shall sell to Company, and Company shall purchase from Purchaser, all (but not less than all) of the Common Stock owned by Purchaser at the time of the Triggering Event on the terms and conditions set forth in Sections 5(d) and 5(e) below.  Common Stock not purchased pursuant to this Section 5 shall nevertheless remain subject to all the restrictions and provisions of this Agreement.

(c)                                  Death of Purchaser.  Upon written notice given by, and at the election of, the Company to Purchaser’s executor or personal representative within a period of sixty (60) days following the death of Purchaser, Purchaser’s executor or personal representative shall sell to Company, and Company shall purchase from Purchaser’s estate, all (but not less than all) of the Common Stock owned by Purchaser at his death on the terms and conditions set forth in Sections 5(d) and 5(e) below.  Common Stock not purchased pursuant to this Section 5 shall nevertheless remain subject to all the restrictions and provisions of this Agreement.

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(d)                                 Purchase Price.  The purchase price for all Common Stock purchased by Company pursuant to Sections 5(b) and 5(c) shall be the Fair Market Value of such Common Stock at the time of the Triggering Event or Purchaser’s death, as applicable.

(e)                                  Payment of Purchase Price.  All Common Stock purchased by Company pursuant to Sections 5(b) and 5(c) shall be paid for in cash or by check on such date and time as is set forth in Company’s notice given pursuant to Sections 5(b) and 5(c), which date shall be not later than thirty (30) days after the date of such notice.  Prior to payment for the purchased Common Stock, Purchaser or Purchaser’s executor or personal representative shall execute and deliver such instruments and documents as Company deems necessary or appropriate to effect such sale.

(f)                                   Termination of Transfer Restrictions.  The restrictions on Transfers set forth in this Section 5 shall terminate upon the initial, underwritten public offering of the Company’s Common Stock registered under the Securities Act.

6.                                      Sale of the Company (Drag-Along Rights and Obligations).

(a)                                 Approved Sale.  If (i) the Board by a vote of not less than 50% of the directors or (ii) the holders of not less than 50% of the shares of Company then outstanding approve a Sale (the “Approved Sale”), Purchaser shall consent to, vote in favor of, raise no objections against, and not otherwise impede or delay, the Approved Sale.  In furtherance of the foregoing, if the Approved Sale is structured as (A) a merger or consolidation, Purchaser shall vote his or her Common Stock to approve such merger or consolidation, whether by written consent or at a stockholders meeting (as requested by the Board), and waive all dissenter’s rights, appraisal rights and similar rights in connection with such merger or consolidation, (B) a sale of stock, Purchaser shall agree to sell, and shall sell, all of his or her Common Stock, or (C) a sale of assets, Purchaser shall vote his or her Common Stock to approve such sale and any subsequent liquidation of Company or other distribution of the proceeds therefrom, whether by written consent or at a stockholders meeting (as requested by the Board), and waive all dissenter’s rights, appraisal rights and similar rights in connection with such sale of assets.

(b)                                 Obligations.  In furtherance of its obligations under Section 6(a) above, (i) Purchaser will take all necessary or desirable actions reasonably requested by the Board in connection with the consummation of the Approved Sale and (ii) Purchaser will make the same representations, warranties, indemnities, agreements, covenants and obligations as each other holder of common stock, including without limitation, voting to approve such transaction and executing all documents requested by the Board to be executed by Purchaser, including the applicable purchase agreement, stockholders agreement and/or indemnification and/or contribution agreement.  Without limiting the generality of the foregoing, in any Approved Sale, Purchaser shall not be obligated to enter into indemnification obligations with respect to any representations, warranties, covenants or obligations of any other holder of common stock or such other holder’s common stock, but Purchaser shall be obligated to make representations and warranties and as to his or her title to and ownership of Common Stock, authorization, execution and delivery of relevant documents by Purchaser, enforceability of relevant agreements against Purchaser and other matters relating to Purchaser or Purchaser’s Common Stock, to enter into covenants in respect of a Transfer of Purchaser’s Common Stock in connection with such

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Approved Sale (including, without limitation, the delivery of certificates, stock powers and other instruments of transfer) and to enter into indemnification obligations with respect to the foregoing, in each case to the extent that each other holder of common stock is similarly obligated.

(c)                                  Conditions to Obligations.  The obligations of Purchaser are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, Purchaser shall receive the same form and amount of consideration per share of Common Stock as each other holder of Common Stock or if any holder of Common Stock is given an option as to the form and amount of consideration to be received, Purchaser shall be given the same option (provided that the foregoing shall not apply to any management rollover portion of any such transaction pursuant to a stock option plan, stock purchase plan or other rollover plan approved by the Board), and (ii) Purchaser, if a holder of then currently exercisable rights to acquire a security of Company, shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale and participate in such sale as a holder of such security or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of such type of security received by the holders of such type of security in connection with the Approved Sale less the exercise price per share of such type of security of such rights by (2) the number of shares of such type of security represented by such rights.

(d)                                 Expenses.  Purchaser will bear his or her pro rata share (as if such expenses reduced the aggregate proceeds available for distribution in such Approved Sale) of the costs of any sale of Common Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of common stock and are not otherwise paid by Company or the acquiring party.  Costs incurred by Purchaser on his or her own behalf (including the fees and disbursements of counsel, advisors and other Persons retained by Purchaser in connection with the Approved Sale) will not be considered costs of the transaction hereunder and will be the responsibility of Purchaser.

7.                                      Entire Agreement.  This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein and therein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto.  Purchaser represents that, in executing this Agreement, Purchaser has not relied upon any representation or statement not set forth herein made by Company with regard to the subject matter or effect of this Agreement or otherwise.

8.                                      Amendment or Modification, Waiver.  No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by Purchaser and by Company.  No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

9.                                      Severability.  If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the

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application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

10.                               Survivorship.  The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

11.                               Assignment.  This Agreement shall be binding upon the parties hereto, the heirs and legal representatives of Purchaser and the successors and assigns of Company.

12.                               Notices.  Any notice required, permitted or intended to be given under this Agreement shall be in writing and shall be deemed to have been given only if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid), or sent by nationally recognized overnight delivery service (e.g., Federal Express) to the following addresses (or at such other address as shall be given in writing by one party to the other, from time to time):

To the Company:	AmeriQuest Business Services, Inc.
457 Haddonfield Road, Suite 220
Cherry Hill, New Jersey 08002
Attention: Mark P. Joyce, EVP & CFO

With a copy to:	Graham R. Laub, Esquire
Dilworth Paxson LLP
1500 Market Street, Suite 3500E
Philadelphia, PA 19102

To Purchaser:

13.                               Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

14.                               Section Headings.  The section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.

15.                               Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first above written.

COMPANY:

AMERIQUEST BUSINESS SERVICES, INC.

By:
Name:	Mark P. Joyce
Title:	Executive Vice President &
Chief Financial Officer

PURCHASER:

By:
Name:

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